UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08560

GAMCO International Growth Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO International Growth Fund, Inc. Annual Report — December 31, 2017	Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class AAA Share of the GAMCO International Growth Fund, Inc. increased 29.3% compared with an increase of 25.0% for the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and the Far East (“EAFE”) Index. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with long term capital appreciation. The Fund’s investment strategy is to invest at least 65% of its total assets in equity securities of foreign issuers located in at least three countries outside the United States that Gabelli Funds, LLC (the “Adviser”) believes are likely to have rapid growth in revenues and earnings and potential for above-average capital appreciation. The Fund invests in companies that have the potential to grow faster than other companies in their respective equity markets and are priced at attractive valuation levels. The Fund intends to diversify its investments across different countries. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. The Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets.

The adviser pays close attention to a company’s market position, management, and balance sheet, with a particular emphasis on the ability of the company to finance growth. Generally, the Adviser values a company relative to its local market, but where appropriate, we will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

The Fund is focused on developed countries and not the emerging markets. We have concentrated the Fund’s investments in Japan (28.6% of net assets as of December 31, 2017), the UK (17.6%), France (15.7%), and Switzerland (11.8%).

Among developed markets the leader was Japan which rallied by 8.3%. The Japanese market tends to outperform when global growth accelerates as many big companies in Japan are large exporters. In Europe, the best performing developed market was the United Kingdom with a rise of 4.9%. This market benefitted from its large exposure to materials companies that performed well in the quarter. Japan and the UK are the two largest developed equity markets outside the U.S.

Top contributors to performance in 2017 included Keyence (5.5% of net assets as of December 31, 2017), a direct sales organization that develops and manufactures automation sensors, vision systems, barcode readers, laser markers, measuring instruments, and digital microscopes. Keyence’s strong performance is driven by its global network of direct sale and continued delivery of proprietary technologies; Naspers Ltd (4.8%), a broad-based multinational internet and media group offering services in more than 130 countries. Naspers’ principal operations are in Internet communication, video entertainment, and print media. Naspers’ 2001 investment in Tencent continues to pay dividends and push Naspers’ performance higher. Additionally, SMC Corp (3.8%), a Japanese company which specializes in pneumatic control engineering to support industrial automation was a contributor. SMC’s strong performance was emphasized by being recognized as a top supplier for machine builders in multiple categories.

Our weaker holdings included Schlumberger (0.7%), leading provider of technology for reservoir characterization, drilling, production, and processing to the oil and gas industry. Fluctuating oil prices along with low revenue numbers depressed Schlumberger’s performance; Shire plc (0.4%), a biotech company focused on serving people with rare diseases while engaging in research, development, licensing, manufacturing, marketing, distribution and sale of specialist medicines. A product shortage during the year effected commercial execution and an operating loss had a negative effect on performance. Additionally Park24 (0.8%), a Japanese company primarily engaged in parking business, was a detractor. The Parking Lot segment provides hourly and monthly parking service, though sublease contracts, in which it leases idle land from land owners, and though management contracts with owners of the parking facilities. Park24 declined in 2017 after increasing spending on new property and acquiring vehicles for their car-sharing service venture.

Thank you for your investment in the GAMCO International Growth Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)						Since
						Inception
	1 Year	5 Year	10 Year	15 Year	20 Year	(6/30/95)
Class AAA (GIGRX)	29.30%	5.35%	2.51%	7.68%	5.59%	6.67%
MSCI EAFE Index	25.03	7.90	1.94	8.11	5.25	5.38
Lipper International Large-Cap Growth Fund Classification	27.54	7.00	2.43	8.65	6.25	7.19
Lipper International Multi-Cap Growth Fund Classification	29.81	7.88	2.14	8.17	5.91	6.43
Class A (GAIGX)	29.33	5.36	2.55	7.72	5.69	6.76
With sales charge (b)	21.89	4.12	1.95	7.29	5.38	6.48
Class C (GCIGX)	28.38	4.57	1.75	6.84	4.89	6.03
With contingent deferred sales charge (c)	27.38	4.57	1.75	6.84	4.89	6.03
Class I (GIIGX)	30.78	6.24	3.08	8.08	5.89	6.93

In the current prospectuses dated April 28, 2017, the expense ratios for Class AAA, A, C, and I Shares are 2.07%, 2.07%, 2.82%, and 1.82%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 2.07%, 2.07%, 2.82%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on July 25, 2001, December 17, 2000, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

The MSCI EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper International Large-Cap Growth Fund Classification and the Lipper International Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in these particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GAMCO INTERNATIONAL GROWTH FUND (CLASS AAA SHARES)

AND MSCI EAFE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GAMCO International Growth Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2017 through December 31, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/17	12/31/17	Ratio	Period*
GAMCO International Growth Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,105.90	2.12%	$11.25
Class A	$1,000.00	$1,106.40	2.12%	$11.26
Class C	$1,000.00	$1,102.60	2.87%	$15.21
Class I	$1,000.00	$1,112.40	1.01%	$ 5.38
Hypothetical 5% Return
Class AAA	$1,000.00	$1,014.52	2.12%	$10.76
Class A	$1,000.00	$1,014.52	2.12%	$10.76
Class C	$1,000.00	$1,010.74	2.87%	$14.55
Class I	$1,000.00	$1,020.11	1.01%	$ 5.14

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

GAMCO International Growth Fund, Inc.

Consumer Discretionary	20.3%
Consumer Staples - Food, Beverage, and Tobacco	19.0%
Industrials	13.9%
Health Care	12.5%
Materials	8.8%
Information Technology	8.7%
Financials	7.2%

Consumer Staples - Household and Personal Products	6.7%
Telecommunication Services	1.8%
Energy	0.7%
Other Assets and Liabilities (Net)	0.4%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC website at www.sec.gov.

GAMCO International Growth Fund, Inc.

Schedule of Investments — December 31, 2017

			Market
Shares		Cost	Value

	COMMON STOCKS — 99.6%
	CONSUMER DISCRETIONARY — 20.3%
7,100	Accor SA	$212,338	$366,313
2,720	Christian Dior SE	206,675	993,924
8,850	Compagnie Financiere Richemont SA	198,218	801,945
700	Fast Retailing Co. Ltd.	137,571	279,006
850	Hermes International	299,188	455,117
55,000	ITV plc.	212,119	122,897
5,000	Liberty Global plc, Cl. C†	143,605	169,200
4,300	Naspers Ltd., Cl. N	440,295	1,199,378
1,800	Rinnai Corp.	152,942	162,946
1,000	Shimano Inc.	135,354	140,670
10,000	Sony Corp.	259,801	451,120

		2,398,106	5,142,516

	CONSUMER STAPLES - FOOD, BEVERAGE, AND TOBACCO — 19.0%
7,700	Associated British Foods plc.	267,716	293,171
5,750	British American Tobacco plc.	188,385	389,565
5,500	Danone SA	361,209	461,611
21,600	Diageo plc.	293,426	794,697
5,000	FamilyMart UNY Holdings Co. Ltd.	224,448	350,566
5,000	Heineken NV	271,910	521,513
10,000	Japan Tobacco Inc.	276,948	322,254
5,000	Kameda Seika Co. Ltd.	200,513	229,421
10,000	Nestlé SA	548,078	859,972
3,600	Pernod Ricard SA	211,079	569,951

		2,843,712	4,792,721

	INDUSTRIALS — 13.9%
3,200	FANUC Corp.	373,390	768,511
11,900	Jardine Matheson Holdings Ltd.	536,926	722,925
14,000	Komatsu Ltd.	341,134	506,696
2,200	Nidec Corp.	202,653	308,693
8,300	Park24 Co. Ltd.	151,671	198,670
2,300	SMC Corp.	361,938	946,741
7,000	Toshiba Machine Co. Ltd.	52,524	52,248

		2,020,236	3,504,484

	HEALTH CARE — 12.5%
6,500	AstraZeneca plc.	456,731	449,417
3,000	Coloplast A/S, Cl. B	236,896	238,609
1,800	Essilor International SA	229,448	248,260
10,000	GlaxoSmithKline plc.	206,108	178,557
7,250	Novartis AG	358,989	613,064
6,000	Novo Nordisk A/S, Cl. B	258,851	323,464
2,700	Roche Holding AG, Genusschein	390,785	683,001
1,750	Shire plc.	147,987	92,148
19,400	Smith & Nephew plc.	223,802	337,364

		2,509,597	3,163,884

	MATERIALS — 8.8%
7,000	Agnico Eagle Mines Ltd.	300,641	323,260
2,667	Air Liquide SA	296,035	336,159

			Market
Shares		Cost	Value

6,250	Chr. Hansen Holding A/S	$238,084	$586,249
2,000	JSP Corp.	64,506	68,516
4,000	Randgold Resources Ltd., ADR	288,918	395,560
9,625	Rio Tinto plc.	334,866	512,269

		1,523,050	2,222,013

	INFORMATION TECHNOLOGY — 8.7%
200	Baidu Inc., ADR†	50,360	46,842
2,500	Keyence Corp.	271,918	1,400,488
2,900	Murata Manufacturing Co. Ltd.	321,314	389,155
30,000	The Sage Group plc.	256,349	323,225
2,000	Topcon Corp.	46,667	43,257

		946,608	2,202,967

	FINANCIALS — 7.2%
30,000	AIA Group Ltd.	238,736	255,924
10,000	CK Hutchison Holdings Ltd.	74,447	125,562
8,000	Investor AB, Cl. B	286,619	364,838
10,000	Kinnevik AB, Cl. B	252,114	338,043
15,200	Prudential plc.	356,849	391,051
7,500	Schroders plc.	202,752	356,034

		1,411,517	1,831,452

	CONSUMER STAPLES - HOUSEHOLD AND PERSONAL PRODUCTS — 6.7%
3,640	Henkel AG & Co. KGaA	341,012	436,744
2,300	L’Oreal SA	246,959	510,397
1,300	Reckitt Benckiser Group plc.	119,384	121,442
7,000	Shiseido Co. Ltd.	112,668	338,336
5,000	Unilever NV	229,896	281,694

		1,049,919	1,688,613

	TELECOMMUNICATION SERVICES — 1.8%
3,000	Millicom International Cellular SA, SDR	155,581	202,606
3,200	SoftBank Group Corp.	212,062	253,330

		367,643	455,936

	ENERGY — 0.7%
2,500	Schlumberger Ltd.	191,135	168,475

	TOTAL COMMON STOCKS	15,261,523	25,173,061

	TOTAL INVESTMENTS — 99.6%	$15,261,523	25,173,061

	Other Assets and Liabilities (Net) — 0.4%		97,815

	NET ASSETS — 100.0%		$25,270,876

†	Non-income producing security.

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Schedule of Investments (Continued) — December 31, 2017

ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

	%of
	Market	Market
Geographic Diversification	Value	Value
Europe	60.1%	$15,120,070
Japan	28.6	7,210,624
South Africa	4.8	1,199,378
Latin America	4.2	1,063,804
North America	1.3	323,260
Asia/Pacific	1.0	255,925

	100.0%	$25,173,061

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $15,261,523)	$25,173,061
Foreign currency, at value (cost $66)	67
Cash	24,889
Receivable for Fund shares sold	39,116
Receivable for investments sold	625
Receivable from Adviser	3,672
Dividends receivable	117,889
Prepaid expenses	26,437

Total Assets.	25,385,756

Liabilities:
Payable for Fund shares redeemed	8,170
Payable for investment advisory fees	21,203
Payable for distribution fees	4,048
Payable for legal and audit fees	36,912
Payable for shareholder communications expenses	21,785
Payable for shareholder services fees	6,342
Other accrued expenses.	16,420

Total Liabilities	114,880

Net Assets
(applicable to 1,043,551 shares outstanding)	$25,270,876

Net Assets Consist of:
Paid-in capital	$15,469,869
Distributions in excess of net investment income	(110,957)
Distributions in excess of net realized gain on investments and foreign currency transactions	(2)
Net unrealized appreciation on investments	9,911,538
Net unrealized appreciation on foreign currency translations	428

Net Assets	$25,270,876

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($17,555,741 ÷ 726,835 shares outstanding; 375,000,000 shares authorized)	$24.15
Class A:
Net Asset Value and redemption price per share ($593,673 ÷ 24,088 shares outstanding; 250,000,000 shares authorized)	$24.65
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$26.15
Class C:
Net Asset Value and offering price per share ($279,486 ÷ 12,753 shares outstanding; 125,000,000 shares authorized)	$21.92 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($6,841,976 ÷ 279,875 shares outstanding; 125,000,000 shares authorized)	$24.45

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $52,949)	$502,650
Interest	607
Other Income*	257

Total Investment Income	503,514

Expenses:
Investment advisory fees	255,697
Distribution fees - Class AAA	43,989
Distribution fees - Class A	1,559
Distribution fees - Class C	2,394
Legal and audit fees	51,553
Registration expenses	47,062
Shareholder communications expenses	39,926
Shareholder services fees	20,872
Directors’ fees	17,000
Custodian fees	13,842
Interest expense	1,224
Miscellaneous expenses	36,787

Total Expenses	531,905

Less:
Expense reimbursements (See Note 3)	(63,160)

Net Expenses	468,745

Net Investment Income	34,769

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	1,115,645
Net realized gain on foreign currency transactions	2,656

Net realized gain on investments and foreign currency transactions	1,118,301

Net change in unrealized appreciation/depreciation:
on investments	5,458,560
on foreign currency translations	5,664

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,464,224

Net Realized and Unrealized Gain on Investments and Foreign Currency	6,582,525

Net Increase in Net Assets Resulting from Operations	$6,617,294

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Operations:
Net investment income	$34,769	$469,635
Net realized gain on investments and foreign currency transactions	1,118,301	490,104
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,464,224	(1,492,006)

Net Increase/(Decrease) in Net Assets Resulting from Operations	6,617,294	(532,267)

Distributions to Shareholders:
Net investment income
Class AAA	(20,553)	(263,182)
Class A	(633)	(9,580)
Class C	—	(1,978)
Class I	(87,642)	(198,886)

	(108,828)	(473,626)

Net realized gain
Class AAA	(776,226)	(27,776)
Class A	(26,388)	(1,024)
Class C	(13,649)	(427)
Class I	(294,750)	(12,138)

	(1,111,013)	(41,365)

Total Distributions to Shareholders	(1,219,841)	(514,991)

Capital Share Transactions:
Class AAA	(2,231,393)	(1,934,329)
Class A	(140,945)	(138,573)
Class C	9,628	(127,755)
Class I	(1,887,517)	72,421

Net Decrease in Net Assets from Capital Share Transactions	(4,250,227)	(2,128,236)

Redemption Fees	24	10

Net Increase/(Decrease) in Net Assets	1,147,250	(3,175,484)
Net Assets:
Beginning of year	24,123,626	27,299,110

End of year (including undistributed net investment income of $0 and $0, respectively)	$25,270,876	$24,123,626

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ments	Operating Expenses Net of Reimbrse- ments		Portfolio Turnover Rate
Class AAA
2017	$19.57	$(0.05)	$5.78	$5.73	$(0.03)		$(1.12)	$(1.15)	$0.00	$24.15	29.3%	$17,556	(0.20)%	2.14%	2.14%		4%
2016	20.43	0.29	(0.79)	(0.50)	(0.33)		(0.03)	(0.36)	0.00	19.57	(2.4)	16,112	1.44	2.07	2.07	(c)	9
2015	21.07	0.00 (b)	(0.62)	(0.62)	(0.00	)(b)	(0.02)	(0.02)	0.00	20.43	(2.9)	18,762	0.01	2.12	2.12	(d)(e)	15
2014	23.08	0.02	(1.27)	(1.25)	—		(0.76)	(0.76)	—	21.07	(5.5)	22,155	0.10	2.19	2.19		12
2013	21.66	(0.02)	2.62	2.60	—		(1.18)	(1.18)	—	23.08	12.1	25,898	(0.09)	2.24	2.24		13
Class A
2017	$19.95	$(0.05)	$5.90	$5.85	$(0.03)		$(1.12)	$(1.15)	$0.00	$24.65	29.3%	$594	(0.20)%	2.14%	2.14%		4%
2016	20.81	0.33	(0.84)	(0.51)	(0.32)		(0.03)	(0.35)	0.00	19.95	(2.4)	603	1.60	2.07	2.07	(c)	9
2015	21.47	(0.02)	(0.61)	(0.63)	(0.01)		(0.02)	(0.03)	0.00	20.81	(2.9)	761	(0.08)	2.12	2.12	(d)(e)	15
2014	23.50	0.03	(1.30)	(1.27)	—		(0.76)	(0.76)	—	21.47	(5.4)	530	0.12	2.19	2.19		12
2013	22.04	(0.04)	2.68	2.64	—		(1.18)	(1.18)	—	23.50	12.1	775	(0.17)	2.24	2.24		13
Class C
2017	$17.95	$(0.21)	$5.30	$5.09	—		$(1.12)	$(1.12)	$0.00	$21.92	28.4%	$279	(0.99)%	2.89%	2.89%		4%
2016	18.73	0.12	(0.71)	(0.59)	$(0.16)		(0.03)	(0.19)	0.00	17.95	(3.1)	226	0.64	2.82	2.82	(c)	9
2015	19.47	(0.16)	(0.56)	(0.72)	(0.00	)(b)	(0.02)	(0.02)	0.00	18.73	(3.7)	366	(0.80)	2.87	2.87	(d)(e)	15
2014	21.55	(0.14)	(1.18)	(1.32)	—		(0.76)	(0.76)	—	19.47	(6.2)	487	(0.65)	2.94	2.94		12
2013	20.44	(0.17)	2.46	2.29	—		(1.18)	(1.18)	—	21.55	11.3	442	(0.82)	2.99	2.99		13
Class I
2017	$19.81	$0.24	$5.85	$6.09	$(0.33)		$(1.12)	$(1.45)	$0.00	$24.45	30.8%	$6,842	1.03%	1.89%	1.00	%(f)	4%
2016	20.69	0.53	(0.82)	(0.29)	(0.56)		(0.03)	(0.59)	0.00	19.81	(1.4)	7,183	2.58	1.82	1.00	(c)(f)	9
2015	21.31	0.18	(0.57)	(0.39)	(0.21)		(0.02)	(0.23)	0.00	20.69	(1.9)	7,410	0.83	1.87	1.01	(d)(e)	15
2014	23.20	0.16	(1.29)	(1.13)	—		(0.76)	(0.76)	—	21.31	(4.9)	2,565	0.69	1.94	1.63		12
2013	21.71	0.03	2.64	2.67	—		(1.18)	(1.18)	—	23.20	12.4	2,933	0.13	1.99	1.99		13

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

During the years ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 0.79% (Class AAA), 0.63% (Class A), 1.61% (Class C), and (0.31)% (Class I), respectively. The 2017 reimbursement had no effect on the expense ratio.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended December 31, 2015 would have been 2.11% (Class AAA and Class A), 2.86% (Class C), and 1.01% (Class I).

(e)

The Fund incurred tax expense during the year ended December 31, 2015. If the tax expense had not incurred, the ratios of operating expenses to average net assets would have been 2.11% (Class AAA and Class A), 2.86% (Class C), and 1.00% (Class I).

(f)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $63,160 for the year ended December 31, 2017, and $64,752 for the year ended December 31, 2016.

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements

1. Organization. GAMCO International Growth Fund, Inc. was incorporated on May 25, 1994 in Maryland and commenced investment operations on June 30, 1995. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities, which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The closing price is adjusted from the local close, therefore, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

Valuation Inputs
Level 1 Quoted Prices
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$25,173,061
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$25,173,061

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2017 or 2016.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to sales of investments no longer considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease distributions in excess of net investment income by $9,318 and decrease accumulated net realized gain on investments and foreign currency transactions by $7,312, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$108,828	$473,626
Net long term capital gains	1,111,013	41,365

Total distributions paid	$1,219,841	$514,991

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$9,801,008

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2017, the temporary differences between book basis and tax basis net unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$15,372,482	$10,486,938	$(686,359)	$9,800,579

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2019 at no more than 1.00% of the value of its average daily net assets. For the year ended December 31, 2017, the Adviser reimbursed the Fund in the amount of $63,160. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I. The agreement is renewable annually. At December 31, 2017, the cumulative amount which the Fund may repay the Advisor, subject to the terms above, is $179,305.

For the year ended December 31, 2015, expiring December 31, 2018	$51,393
For the year ended December 31, 2016, expiring December 31, 2019	64,752
For the year ended December 31, 2017, expiring December 31, 2020	63,160

$179,305

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $1,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $1,098,038 and $6,341,476, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid $45 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $461 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2017.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2017, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2017 was $55,301, with a weighted average interest rate of 2.55%. The maximum amount borrowed at any time during the year ended was $809,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	39,467	$879,107	25,751	$525,897
Shares issued upon reinvestment of distributions	32,027	769,607	14,352	278,439
Shares redeemed	(167,775)	(3,880,107)	(135,569)	(2,738,665)

Net decrease	(96,281)	$(2,231,393)	(95,466)	$(1,934,329)

Class A
Shares sold	4,946	$111,478	7,479	$153,209
Shares issued upon reinvestment of distributions	1,023	25,069	473	9,357
Shares redeemed	(12,122)	(277,492)	(14,284)	(301,139)

Net decrease	(6,153)	$(140,945)	(6,332)	$(138,573)

Class C
Shares sold	3,535	$75,540	50	$900
Shares issued upon reinvestment of distributions	626	13,649	135	2,405
Shares redeemed	(3,975)	(79,561)	(7,156)	(131,060)

Net increase/(decrease)	186	$9,628	(6,971)	$(127,755)

Class I
Shares sold	46,953	$1,046,039	167,780	$3,303,413
Shares issued upon reinvestment of distributions	15,723	382,392	8,665	170,167
Shares redeemed	(145,372)	(3,315,948)	(171,949)	(3,401,159)

Net increase/(decrease)	(82,696)	$(1,887,517)	4,496	$72,421

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO International Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

GAMCO International Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GAMCO International Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

GAMCO International Growth Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO International Growth Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1994	32	Chairman, Chief Executive Officer, and Chief
Investment Officer– Value Portfolios of GAMCO
Investors, Inc. and Chief Investment Officer– Value
Portfolios of Gabelli Funds, LLC and GAMCO Asset
Management Inc.; Director/ Trustee or Chief
Investment Officer of other registered investment
companies within the Gabelli/GAMCO Fund Complex;
Chief Executive Officer of GGCP, Inc.; Executive
Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding
company); Chairman of the Board and Chief
Executive Officer of LICT Corp. (multimedia and
communication services company); Director of CIBL,
Inc. (broadcasting and wireless communications);
				Director of ICTC Group Inc. (communications)
INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 82	Since 1994	28	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 77	Since 1994	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/ Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 83	Since 1994	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2004	30	President of Zizza & Associates Corp. (private holding
company); Chairman of Harbor Diversified, Inc.
(pharmaceuticals); Chairman of BAM (semiconductor
and aerospace manufacturing); Chairman of Bergen
Cove Realty Inc.; Chairman of Metropolitan Paper
			Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

GAMCO International Growth Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GAMCO INTERNATIONAL GROWTH FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.030, $0.027, and $0.332 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $1,111,013, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.09% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 0% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004. Also for the year ended 2017, the Fund passed through foreign tax credits of $0.040, $0.040, $0.040, and $0.040 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO INTERNATIONAL GROWTH FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc. Executive Chairman, Associated Capital Group Inc.	Bruce N. Alpert President John C. Ball Treasurer Agnes Mullady Vice President
Anthony J. Colavita President, Anthony J. Colavita, P.C.	Andrea R. Mango Secretary

Richard J. Walz
Werner J. Roeder	Chief Compliance Officer
Former Medical Director,
Lawrence Hospital	DISTRIBUTOR
G.distributors, LLC
Anthonie C. van Ekris
Chairman,	CUSTODIAN
BALMAC International, Inc.	State Street Bank and Trust
Company
Salvatore J. Zizza
Chairman,	TRANSFER AGENT AND
Zizza & Associates Corp.	DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions Inc.

LEGAL COUNSEL
Paul Hastings LLP

This report is submitted for the general information of the shareholders of the GAMCO International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB009Q417AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,300 for 2016 and $31,300 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2016 and $3,700 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $291 for 2016 and $251 for 2017. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $35,321 for 2016 and $36,986 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO International Growth Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.